                                                                   EXHIBIT 10.11

                            THE CENTRIS GROUP, INC.
                            -----------------------
             AMENDED AND RESTATED 1991 EMPLOYEE STOCK OPTION PLAN
               (INCLUDING ALL AMENDMENTS THROUGH FEBRUARY 1998)

                                ----------------


I.   PURPOSE

The purpose of The Centris Group, Inc. 1991 Employee Stock Option Plan is to
               ----------------------
further the interests of The Centris Group, Inc. by inducing individuals to
                         ----------------------
become or remain employees of the Company or its subsidiaries through stock options, stock appreciation rights and restricted stock which may be granted under the Plan. Options granted under the Plan may either be options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, or nonqualified stock options.

II.  DEFINITIONS

The following terms shall have the following meanings for purposes of this Plan:

     a. "Award" shall mean a grant of Options, Stock Appreciation Rights, Restricted Stock or any combination thereof.

     b.  "Board" shall mean the Board of Directors of The Centris Group, Inc.
                                                      ----------------------

     c. "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

         (i) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

         (ii) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board;

         (iii) The stockholders of the Company approve a merger or consolidation with any other corporation, other than

               (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation, or

               (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired 50% or more of the combined voting power of the Company's then outstanding voting securities; or

         (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the preceding provisions of this Section II.c., a Change in Control shall not be deemed to have occurred (1) if the "person" described in the preceding provisions of this Section II.c. is an underwriting or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company's then outstanding voting securities solely in connection with a public offering of the Company's securities; (2) if the "person" described in the preceding provisions of this Section II.c. is an employee stock ownership plan or other employee benefit plan maintained by the Company (or any of its affiliated companies) that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended; or (3) if the person described in clause (i) of the preceding provisions of this section II.c. would not otherwise be a beneficial owner of 25% or more of the combined voting power of the Company's then outstanding voting securities but for a reduction in the number of outstanding voting securities resulting from a stock repurchase program or other similar plan of the Company or from a self tender offer of the Company, which plan or tender offer commenced on or after the date hereof; provided, however, that the term "person" shall include such person from and after the first date upon which (A) such person, since the date of the commencement of such plan or tender offer, shall have acquired beneficial ownership of, in the aggregate, a number of voting securities of the Company equal to 1% or more of the voting securities of the Company then outstanding, and (B) such person, together with all affiliates and associates of such person, shall beneficially own 25% or more the voting securities of the Company then outstanding.

     d.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     e. "Committee" shall mean the committee appointed by the Board to administer the Plan or, if no committee has been appointed, the Board, exclusive of persons who do not meet the requirements for being Non-Employee Directors or persons who are not "outside directors" (within the meaning of the regulations under Section 162(m) of the Code) if the Award granted by the Committee is intended to constitute Performance-Based Compensation.

     f. "Common Stock" shall mean the common stock of the Company, as described in the Company's Restated Certificate of Incorporation.

     g.  "Company" shall mean The Centris Group, Inc., a Delaware corporation,
                              ----------------------
or any successor thereto.

     h. "Disability" shall mean that because of injury or sickness a person cannot perform each of the material duties of his or her regular occupation.

     i. "Employee" shall mean any officer or employee of the Company or its subsidiaries. For purposes of grants of ISOs under this Plan, the term Employee shall be limited to active employees of the Company or its subsidiaries.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     k. "Fair Market Value" with respect to the Common Stock shall be the closing price of the Common Stock as reported by The New York Stock Exchange on
                                                 ---------------------------
the date of valuation or, if not available, the mean between the bonafide bid
                                            ---------------------------------
and asked prices of the Common Stock on such date.
--------------------------------------------------

     l. "Incentive Stock Option" ("ISO") shall mean an Option granted under the Plan which is designated as an incentive stock option, and which qualifies as such within the meaning of Section 422 of the Code

     m. "Non-Employee Director" means any director of the Company who qualifies as a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

     n. "Nonqualified Stock Option" ("NQSO") shall mean an Option granted under the Plan which is designated as a nonqualified stock option, and which shall not be qualified as an incentive stock option within the meaning of Section 422 of the Code.

     o. "Option" shall mean an ISO as defined as in Section II.l. above, or an NQSO as defined in Section II.m. above.

     p. "Optionee" shall mean any Employee who has been awarded an Option to purchase shares of Common Stock or who has been awarded SARs under the Plan.

     q. "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the Code and the regulations thereunder. If the amount of compensation an Employee will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Award as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (i) cash flow, (ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income, (viii) operating income or net operating income, (ix) operating margin, (x) return on operating revenue, and (xi) any other similar performance criteria contemplated by the regulations under Section 162(m) of the Code.

     r.  "Plan" shall mean The Centris Group, Inc. 1991 Employee Stock Option
                           ----------------------
Plan, as amended.

     s. "Restricted Stock" shall mean shares of Common Stock awarded to an Employee under Section X of the Plan.

     t. "Stock Appreciation Right" ("SAR") shall mean the right to receive the appreciation in value of the Common Stock between the date of the grant of the SAR and the date the SAR is exercised. A granted SAR may be attached to an Option or separate from an Option.

III  ADMINISTRATION

     A. The Plan will be administered by the Committee, which will be composed solely of two or more Non-Employee Directors (the "Committee"). In addition, if Awards are to be made to persons subject to Section 162(m) of the Code and such awards are intended to constitute Performance-Based Compensation, then each of the Committee's members shall also be an "outside director," as such term is defined in the regulations under Section 162(m) of the Code. Notwithstanding anything contained herein, no person shall be disqualified from being a member of the Committee merely because such person is entitled to receive grants or awards pursuant to The Centris Group, Inc. 1991 Directors Stock Option Plan, as
                   ----------------------
amended.

     B. Subject to the provisions of the Plan, the Committee or the Board shall have the authority to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan. All determinations of the Committee or the Board shall be binding on Plan participants.

     C. The Company will indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such person as a result of any act or omission in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the bad faith, willful misconduct or criminal acts of such persons.

IV.  SHARES SUBJECT TO PLAN

     A.  The stock subject to the Plan shall consist of the 1,600,000 shares (as
                                                            --------------------
adjusted for the February, 1998 100% stock split) shares previously authorized
-------------------------------------------------
to be issued under the Plan plus (i) an additional 400,000 shares (as adjusted)
                                                   ----------------------------
of the Company's Common Stock, with (ii) an annual number of incremental shares to be added to the Plan on the first trading day of each successive calendar year commencing after December 31, 1996, which incremental amount shall be calculated at 5% of the total outstanding shares (as adjusted) of the Company as
                                                 --------------
of the last day of the prior calendar year, less any shares authorized but unissued under the

Plan. The total allocation of shares available for issuance under the 1991 Employee Plan, when added to the total amount of shares authorized but unissued under all of the Company's option plans, shall not at any time exceed 15% of the total outstanding shares of the Company's Common Stock on a fully diluted basis.

     B. If any Option granted hereunder shall expire, terminate or otherwise be cancelled for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for issuance under this Plan. If any Restricted Stock is forfeited to the Company, such shares shall again be available for purposes of this Plan. Any shares of stock that are surrendered to the Company in a stock-for-stock exercise of an Option shall be available for issuance under the 1991 Employee Plan.

     C. Notwithstanding any other provision of this Plan, no Employee shall be granted Awards with respect to more than 240,000 shares (as adjusted) of Common
                                         -----------------------------
Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section IV.C shall be subject to adjustment as provided in
Section XVI, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

     D. Notwithstanding any other provision of this Plan, the maximum number of shares issuable upon exercise of Awards granted in the form of ISOs after March 27, 1996 shall be the lesser of the number of shares available for grant under this Plan pursuant to Section IV.A or 1,000,000 shares (as adjusted).
                                      -----------------------------

V.  ELIGIBILITY AND PARTICIPATION

     A. The Committee shall determine the Employees to whom Options, SARs, Restricted Stock or any combination thereof, shall be granted, the time or times at which such Awards shall be granted, the number of shares to be subject to each Award, and whether to grant such an Award as Performance-Based Compensation. An Employee may be granted ISOs, NQSOs, SARs, Restricted Stock or any combination of the four; provided, however, that the grant of ISOs and NQSOs to an Employee shall be made in separate Option grants, and each ISO and each NQSO shall be specifically designated as such.

     B. No Employee shall be granted ISOs such that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares granted under all stock option plans of the Company exceeds $100,000 for options becoming exercisable in any calendar year.

VI.  PURCHASE PRICE

The purchase price of each share covered by each Option shall be established by the Committee at the date of grant, but such price shall not be less than 100 percent of the Fair Market Value per share of the Common Stock on the date of grant; provided, however, that if at the time an ISO is granted, the Optionee owns more than 10 percent of the total combined voting power of all classes of stock of the Company, the purchase price of the shares covered by such ISO shall not be less than 110 percent of the Fair Market Value per share of the Common Stock on the date the ISO is granted.

VII.  DURATION OF OPTIONS

The expiration date of any Option shall be determined by the Committee. In the event the Committee does not specify the expiration date of the Option, the expiration date shall be ten years after the date of grant (five years for owners of more than 10% of the total combined voting power) for ISOs and ten years and one day from the date of grant for NQSOs, subject to earlier termination as provided herein.

VIII.  OPTIONS

     A. Options awarded under the Plan shall be evidenced by an Option agreement which shall be in such form as the Committee may determine. Without limiting the foregoing, the Committee may include in any Option agreement a provision conditioning or accelerating the grant of an Option, or the receipt of benefits pursuant to such Option, upon the exercise or settlement of a previous Option.

     B. An Optionee may purchase fewer than the total number of shares granted in an Option, provided that a partial exercise of an Option may not be for less than 100 shares, unless fewer than 100 shares remain unexercised in an Award, in which case the entire remaining Option must be exercised at one time. As a condition to the exercise, in whole or in part, of any Option, the Committee may require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state or local taxes that are required to be paid in connection with the exercise of such Option.

     C. To the extent the right to purchase shares has vested, Options may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised. Such notice shall comply with all applicable rules established by the Committee.

     D. Full payment for the shares with respect to which such Option, or portion thereof, is exercised shall be made in a combination of cash, check or shares of the Company's Common Stock (valued at their Fair Market Value on the date of delivery) owned by the Optionee, duly endorsed for transfer to the Company, equal to the aggregate option price and applicable taxes of the shares with respect to which such Option or portion thereof is being exercised; provided, however, that the Committee may, in the exercise of its discretion,
(i) allow exercise of an Option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, (ii) allow the Company to loan the exercise price to the person entitled to exercise the Award, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and applicable taxes, and/or
(iii) allow the Company to assist any Optionee (including any officer of the Company) in the payment of the exercise price payable upon exercise of such Option, by lending the amount of such exercise price to the Optionee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Committee or the Board.

IX.  STOCK APPRECIATION RIGHTS

The Committee in its discretion may grant, either by attachment to an Option at the time of grant, or by amendment, or on a separate basis, a Stock Appreciation Right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee may impose, including the following:

     a. SARs awarded under the Plan shall be evidenced by a Stock Appreciation Rights agreement which shall be in such form as the Committee may determine.

     b. A SAR may be exercised only to the extent that the Option to which it is attached is at the time exercisable; or if issued separately, pursuant to the terms of the Stock Appreciation Rights agreement. The grant price of a separately issued SAR shall not be less than 100 percent of the Fair Market Value per share of Common Stock on the date of grant of the SAR.

     c. A SAR shall entitle the holder to surrender to the Company either the Option (or a portion thereof) to which the SAR is attached, or the SAR, if issued separately from an Option, and receive in exchange therefore, as the Committee in its discretion may determine, either cash, shares of the Company's Common Stock or a combination of both having a Fair Market Value on the date of exercise in the aggregate equal to the appreciation in value of the shares in respect to which the right is exercised. Such appreciation shall be measured by either the difference between the aggregate option price of such shares and their Fair Market Value at the date of exercise (with respect to SARs attached to an Option), or the difference between the grant price of the SAR and the Fair Market Value of the Common Stock at the time of exercise (with respect to SARs issued separately from an Option).

     d. If the SAR is attached to an Option, the exercise of the SAR shall cancel the Option to which the SAR is attached.

X.  RESTRICTED STOCK

     A. The Committee may award shares of Restricted Stock which are subject to the terms of this Section X and such other conditions as the Committee may prescribe in a Restricted Stock Award. Each certificate for Restricted Stock shall be registered in the name of the Employee and deposited with the Company by the Employee, together with a stock power endorsed in blank.

     B. Restricted Stock awarded under the Plan shall be evidenced by a Restricted Stock agreement which shall be in such form as the Committee may determine.

     C. At the time of the Award, there shall be established for the Employee a "Restriction Period" of such length as shall be determined by the Committee. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restriction Period. Except for such restrictions, the Employee shall have all the rights of a stockholder of the Company, with respect to such Restricted Stock.

     D. At the expiration of the Restriction Period, the Company shall redeliver to the Employee (or the Employee's legal representative or beneficiary) the shares and stock power deposited with the Company pursuant to
Section X.A.

     E. In no event shall the number of shares issued as Restricted Stock under this Plan exceed 100,000 shares (as adjusted).
                 -----------------------------

XI.  NONTRANSFERABILITY OF AWARDS

No Award granted under this Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section XI, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of an Award recipient, an Award granted to such person shall be exercisable only by the recipient (or the recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, (i) no Award owned by a recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) ISOs (or other Awards subject to transfer restrictions under the Code) may not be assigned or transferred in violation of Section 422(b)(5) of the Code (or any comparable or successor provision) or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

XII.  CONTINUATION OF EMPLOYMENT

Nothing contained in the Plan or any Award granted under the Plan shall confer upon any Employee any rights with respect to continuation of employment by the Company, nor shall this Plan or any individual agreement issued pursuant hereto be deemed a contract of employment.

XIII.  TERMINATION OF EMPLOYMENT--ISOS/SARS

     A. If an Optionee ceases to be an Employee for any reason other than death, Disability or retirement at or after age 55, any ISO or SAR previously granted shall terminate upon the termination of employment.

     B. If an Optionee ceases to be an Employee due to retirement at or after age 55, any ISO or SAR shall terminate 90 days following the date of retirement, unless by its terms it shall expire before such date, or otherwise terminate as provided herein, in which case it shall only be exercisable to the extent that it would have been exercisable had the Employee not terminated employment.

     C. If an Optionee terminates employment due to death or Disability, any ISO or SAR granted under this Plan shall terminate one year after the date of termination of employment, unless by its terms it shall expire before such date, or otherwise terminate as provided herein, in which case it shall be exercisable only to the extent that it would have been exercisable had the employee not terminated employment. In the case of death, any outstanding ISO or SAR may be exercised by the person or persons to whom the Optionee's rights under the ISO or SAR shall pass by will or by the laws of descent and distribution.

XIV. TERMINATION OF EMPLOYMENT--NQSOS

     A. If an Optionee ceases to be an Employee for any reason other than death, Disability or retirement at or after age 55, any NQSOs previously granted shall terminate upon the termination of employment.

     B. If an Optionee ceases to be an Employee due to retirement at or after age 55, any NQSOs granted to the employee under this Plan shall terminate upon their normal expiration date as if the Optionee had remained an employee of the Company.

     C. If an Optionee terminates employment due to death or Disability, any NQSO granted under this Plan shall terminate one year after the date of termination of employment, unless by its terms it shall expire before such date, or otherwise terminate as provided herein, in which case it shall be exercisable only to the extent that it would have been exercisable had the Employee not terminated employment. In the case of death, any outstanding NQSO may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

XV.  TERMINATION OF EMPLOYMENT--RESTRICTED STOCK

     A. If a recipient of Restricted Stock ceases to be an Employee for any reason other than death, Disability or retirement at or after age 55, any shares of Restricted Stock with respect to which the restrictions of Section X have not lapsed shall be forfeited.

     B. If a recipient of Restricted Stock ceases to be an Employee for reasons of death, Disability or retirement at or after age 55, the Employee, the legal representative or named beneficiary of the Employee if the Employee is legally incapacitated or deceased, shall be entitled to receive, free of the restrictions of Section X, such portion of an Award as the Committee shall determine, but in no event less than the number of shares in an Award multiplied by a fraction, the numerator of which shall be the number of months elapsed from the date of the Award, and the denominator which shall be the number of months in the Restriction Period.

XVI. DILUTION AND OTHER ADJUSTMENTS

     A. In the event any change in the outstanding Common Stock of the Company occurs by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number, or option price per share of the Options, or the number of shares, SARs or Restricted Stock awarded, such shares, SARs or the price of such Options may be appropriately adjusted by the Committee.

     B. Notwithstanding Section XVI.A., upon the dissolution or liquidation of the Company, or upon any Change in Control, any Options or SARs granted and outstanding under the Plan shall become immediately exercisable in full and shall remain exercisable until the effective date of such transaction, and the Restriction Period on any Restricted Stock shall lapse. Any Option or SAR not exercised by the effective date of such transaction shall terminate on such date.

XVII.  AMENDMENT AND TERMINATION OF PLAN

     A. The Board may from time to time, and with respect to any shares at the time not subject to an Option or SAR or issued as Restricted Stock, suspend or terminate the Plan or amend or revise the terms of the Plan, provided that any material amendment to the Plan shall be approved by the stockholders of the Company.

     B. No amendment, suspension or termination of the Plan shall, without the consent of the Employees who have received Awards, alter or impair any rights or obligations under any Award previously granted under the Plan.

     C. The terms and conditions of any Award granted to an Employee may be modified only by a written agreement executed by the Employee and the Company; provided, however, that if any amendment or modification of an ISO would constitute a "modification, extension or renewal" within the meaning of Section 424 of the Code, such amendment shall state that "the parties hereto recognize and agree that this amendment constitutes a modification, renewal or extension of the option granted within the meaning of Section 424 of the Code."

XVIII.  EFFECTIVE DATE

This Plan shall become effective upon adoption by the Board and approval by the stockholders of the Company; provided, however, that prior to approval of the Plan by the stockholders, but after adoption by the Board, Options may be granted under the Plan subject to approval of adoption of the Plan by the stockholders. The Plan shall be null and void ab initio if not approved by the Company's stockholders within 12 months after the date of adoption of the Plan by the Board.

XIX.  TERM OF PLAN

No Option, SAR or Restricted Stock shall be granted pursuant to the Plan after ten years from date hereof.

XX.  GOVERNING LAW

The Plan shall be governed by and construed and enforceable in accordance with the laws of the State of Delaware.

XXI.  NOTICE

Any notice or filing required or permitted to be given to the Company shall be sufficient if in writing and hand delivered or sent by U.S. mail, postage prepaid, to the principal office of the Company directed to the attention of the Secretary of the Company. Any notice to the Employee must be in writing and is effective when delivered or mailed by U.S. mail, postage prepaid, to the Employee or his personal representatives at his or her last address on record with the Company.

XXII.  GENDER, SINGULAR AND PLURAL

All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

XXIII.  CAPTIONS

The captions to the sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

XXIV.  ADOPTION OF THE PLAN

The date of adoption of this Amended and Restated 1991 Employee Stock Option Plan was May 14, 1997.
     -----------------